UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 27, 2006
DORAL FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Puerto Rico	0-17224	66-031262
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1451 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico 00920-2717
(Address of Principal Executive Offices, Including Zip Code)
Registrant’s telephone number, including area code: 787-474-6700
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement
     The information included in Item 5.02 is incorporated by reference and filed herein.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On March 27, 2006, the Board of Directors of Doral Financial Corporation (the “Company”) appointed Lidio Soriano as Chief Financial Officer of the Company. Mr. Soriano, age 37, has served as interim Chief Financial Officer of the Company since August 19, 2005. Prior to his appointment as interim Chief Financial Officer, Mr. Soriano served as Senior Vice President and Risk Management Director of the Company since January 2005. As Risk Management Director, Mr. Soriano was a member of the Company’s Asset Liability Management Committee. From June 2004 until December 2004, Mr. Soriano served as President of Doral Money, a New York based subsidiary of Doral Bank, specializing in commercial and construction mortgage lending. Before joining the Company, Mr. Soriano was Vice President in charge of the Mortgage Division of Citibank’s Puerto Rico operations.
     In connection with this appointment, the Company entered into a two-year employment agreement, dated as of March 27, 2006, with Mr. Soriano. Under the terms of the agreement, Mr. Soriano is entitled to receive annually a base salary of $480,000. Mr. Soriano will also be entitled to receive stock options to acquire 25,000 shares of common stock with such terms and conditions to be established at a later date by the Compensation Committee of the Board of Directors of the Company. In addition, upon the completion of the two-year period, Mr. Soriano will be entitled to receive a retention bonus equal to $50,000 for each year of service rendered under the agreement. In connection with the execution of the agreement, the Company granted Mr. Soriano 50,000 shares of restricted stock under the Doral Financial Corporation Omnibus Incentive Plan. Mr. Soriano is also eligible to participate in an incentive compensation program that will be developed for senior executives of the Company.
     Under the terms of the agreement, upon a change in control of the Company, Mr. Soriano may elect to terminate the agreement and will be entitled to receive, as severance pay, a lump sum payment equal to his annual salary for the remaining term of the agreement, provided that such amount shall not be less than twelve months of salary. Pursuant to the terms of the agreement, a “change in control” of the Company is deemed to have occurred (i) if a third party becomes the owner of 25% or more of the total votes that may be cast for the election of the Company’s director’s or, if pursuant to the Company’s certificate of incorporation or Bylaws, such a person can elect 25% or more of the Company’s directors; or (ii) upon the occurrence of certain other corporate events.
     On February 17, 2006, the Board of Directors of the Company approved the appointment of Arturo Tous as a Vice President and Chief Accounting Officer. Prior to his appointment as Vice President and Chief Accounting Officer, Mr. Tous, age 29, served as an Assistant Vice President since joining the Company in 2005 and has played an important role in the Company’s restatement process. Mr. Tous has also been actively involved in the Company’s on-going remediation plan related to the material weaknesses in the Company’s internal control over financial reporting identified as part of the restatement and the Company’s overall corporate governance. From 1998 to 2003, Mr. Tous was a Senior Associate at PricewaterhouseCoopers LLP. Mr. Tous is a Certified Public Accountant and holds a bachelor’s degree from Marquette University and a Masters in Business Administration degree from the University of Wisconsin-Madison.
     There were no arrangements or understandings between Mr. Soriano or Mr. Tous and any other person pursuant to which they were elected to their respective positions. There are no related party transactions between Mr. Soriano or Mr. Tous and the Company.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     On March 27, 2006, the Board of Directors of the Company amended Article II, Section 1 of the Company’s Bylaws which relates to the annual meeting of the Company’s shareholders. Prior to the amendment, Article II, Section 1 provided, among other things, that the Company’s annual meeting of shareholders could be held at such time and date as the Board of Directors, by resolution, may determine. In addition, Article II, Section 1 provided that in the event the Board of Directors failed to determine the time, date and place of the meeting, the annual meeting of shareholders would be held on the third Wednesday in April of each year. Article II, Section 1, as amended, eliminates the reference to the third Wednesday in April of each year as a default date for the annual meeting, and provides that the annual meeting shall be each year at such time and date as may be fixed by the Board of Directors.

     A copy of Article II, Section 1 of the Bylaws, as amended, is attached as Exhibit 3.2 to this Current Report on Form 8-K and the foregoing description is qualified in its entirety by reference to Exhibit 3.2. The amendments became effective upon their adoption by the Board of Directors on March 27, 2006.
Item 7.01 Regulation FD Disclosure
     On March 29, 2006, the Company issued a press release announcing the matters described in Items 5.02 and 5.03, above, and announcing that its expects to hold its 2006 annual meeting of shareholders on August 23, 2006. A copy of the above-referenced press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference
     The information furnished pursuant to this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, unless otherwise expressly stated in such filing.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

3.1	Bylaws of Doral Financial Corporation (incorporated by reference herein from Exhibit 3.1 of the Current Report on Form 8-K filed by Doral Financial Corporation on July 19, 2005)

3.2	Amendment to Article II, Section 1 of the Bylaws of Doral Financial Corporation

99.1	Press release dated March 29, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORAL FINANCIAL CORPORATION

Date: March 30, 2006	By:	/s/ Fernando Rivera-Munich

	Name:	Fernando Rivera-Munich
	Title:	Executive Vice President and
General Counsel

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